Exhibit 10.20

Confidential Treatment Requested by The Telx Group, Inc.

FIRST AMENDMENT TO MASTER MEET-ME-ROOM LEASE

THIS FIRST AMENDMENT TO MASTER MEET-ME-ROOM LEASE (this “Amendment”) is made and effective as of June 29, 2007 (the “Effective Date”) by and between DIGITAL – BRYAN STREET PARTNERSHIP, L.P., a Texas limited partnership (“Landlord”), and TELX – DALLAS, LLC, a Delaware limited liability company (“Tenant”).

RECITALS

A. Pursuant to that certain Master Meet-Me-Room Lease between Landlord and Tenant dated as of December 1, 2006 (the “Lease”), Tenant has certain rights to use and occupy certain premises (the “Current MMR Premises”) located in the Building, as more particularly described in the Lease.

B. All capitalized terms used herein without definition are defined as set forth in the Lease.

C. Landlord and Tenant hereby desire by this Amendment to amend the Lease upon and subject to each of the terms, conditions, and provisions set forth herein.

NOW, THEREFORE, in consideration of the recitals set forth above, the agreements set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1. WRR Space. As of the Effective Date, the Premises shall be expanded to include certain space identified as Suite No. 2700, containing approximately 193 square feet, and as further depicted on Exhibit “A” attached hereto and incorporated herein by reference (the “WRR Space”). Notwithstanding anything herein to the contrary, this Amendment and Tenant’s rights with respect to the WRR Space are subject to the rights of all tenants, licensees and other occupants of the Building under any lease, license or other agreement existing as of the Effective Date granting such parties rights with respect to the WRR Space. Tenant shall accept and shall have the right to occupy the WRR Space in its “AS IS, WHERE IS” condition. Tenant acknowledges and agrees that (i) no representation or warranty (express or implied) has been made by Landlord as to the condition of the WRR Space or its suitability or fitness for the conduct of Tenant’s Permitted Use, its business or for any other purpose and (ii) Landlord shall have no obligation to construct or install any improvements in or to make any other alterations or modifications to the WRR Space. The taking of possession of the WRR Space by Tenant shall conclusively establish that the WRR Space was at such time in good order and clean condition. Tenant’s right to use, occupy, lease and sublease the WRR Space shall be subject to all terms and conditions of the Lease and this Amendment. Except as otherwise provided in this Amendment, all references in the Lease to the Premises shall include the WRR Space.

2. Base Rent and Threshold Amount. As of the Effective Date, Base Rent shall be as set forth in Exhibit “C” attached hereto and incorporated herein by reference and Exhibit “Q” to the Lease shall be deleted and replaced with Exhibit “Q” attached hereto and incorporated herein by reference.

3. Service Level. As of the Effective Date, Exhibit “K” to the Lease shall be deleted and replaced with Exhibit “K” attached hereto and incorporated herein by reference and Landlord shall furnish electricity to the WRR Space in accordance with the specifications set forth in Exhibit “K” attached hereto.

4. Conduit Space. As of the Effective Date, the Conduit Space shall be expanded to include the additional conduit described in Exhibit “B” attached hereto and incorporated herein by reference.

5. WRR Space Permitted Use; Exclusive.

5.1 WRR Space Permitted Use. Landlord and Tenant acknowledge and agree that the Permitted Use under the Lease shall be expanded to include WRR Services (defined below). As defined herein, “WRR Services” shall mean the services typically provided by companies in the primary business of providing roof top access and secure space for the placement and maintenance of equipment on the Building roof to tenants for the purpose of such tenants’ placement and maintenance, subject to the terms and conditions of the Lease as amended hereby, of computer, switch and/or communications equipment (including without limitation rooftop antennae, satellite dishes and other telecommunications equipment) and connections between such equipment and the communications cable and/or facilities of other tenants in the WRR Space, and common area cable management systems comprised of ladder racks, fiber trays, under-floor cable trays and other similar equipment installed in the WRR Space for the benefit of tenants of the WRR Space.

5.2 Exclusive. Landlord has designated Tenant as its exclusive Landlord-sponsored wireless radio room operator for the Building for WRR Services that include one or more interconnections in the Current MMR Premises (“MMR Interconnected WRR Services”). [***]

6. Rooftop Premises. As of the Effective Date, Exhibit “G-1” to the Lease shall be deleted and replaced with Exhibit “G-1” attached hereto and made a part hereof for all purposes.

7. Treatment of Existing WRR Leases.

7.1 Assignment. As of the date of this Amendment, Wai-Wize I, LP and Fiber Tower Corporation are tenants of the WRR Space pursuant to those certain Wireless-Radio-Room Leases dated November 14, 2006 and March 7, 2006, respectively (collectively, the “Existing WRR Leases”). The Existing WRR Leases shall each be included in the definition of the term “Existing MMR Lease” and the tenants under the Existing WRR Leases shall each be included in the definition of the term “Existing MMR Tenant.”

7.2 WRR Services. Tenant will be responsible for maintaining all required WRR Services for each user of any portion of the WRR Space (except Retained WRR Tenants) (including, without limitation, preparation of WRR Subleases, services, support and billing and collection of amounts due); provided, however, Landlord shall remain solely responsible for billing Retained WRR Tenants. Tenant shall provide WRR Services to WRR Subtenants and Retained WRR Tenants in a non-discriminatory manner. Tenant covenants and agrees to lease and operate the WRR Space in accordance with the Tenant Standard of WRR Space Operation (as defined below) throughout the WRR Term and to provide WRR Services to WRR Subtenants and Retained WRR Tenants in a non-discriminatory manner. As used herein, “Tenant Standard of WRR Space Operation” shall mean the operation of the WRR Space to provide WRR Services in the WRR Space to the WRR Subtenants and the Retained WRR Tenants at a level consistent with the level of services provided by Landlord as of the Effective Date. The second paragraph of Section 15.1.5 of the Lease is hereby amended in its entirety to read as follows:

In the event Tenant Parent or Tenant in good faith disputes a written notice of non-monetary default (including without limitation, the failure of Tenant to maintain the Tenant Standard of Operation or the Tenant Standard of WRR Space Operation) under Section 15.2 of the Lease, either Tenant or Landlord may initiate the Dispute Resolution Procedures and each agree to be bound thereby.

7.3 Tenant’s WRR Space Maintenance. Section 8.2 of the Lease is hereby amended to reflect that Tenant’s maintenance obligations described in Section 8.2 of the Lease shall include the WRR Space’s common area cable management systems comprised of ladder racks, fiber trays, and other similar equipment installed for the benefit of all tenants of the WRR Space.

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

7.4 WRR Space Structural Load. Tenant shall not place a load upon the WRR Space exceeding the number of pounds of live load per square foot specified in Paragraph 3 above. Any cabinets, cages or partitions installed by Tenant shall be included in the calculation of the live load.

8. Landlord’s Retained Rights. Notwithstanding anything in the Lease or this Amendment to the contrary, Landlord shall retain the right to enter the WRR Space to perform Landlord’s obligations under Retained WRR Leases. Tenant agrees to cooperate with Landlord in the event Landlord requires use of any portion of the WRR Space or other equipment therein to meet said obligations. During the WRR Term, Landlord agrees not to operate in any other portion of the Building a centralized access point between the roof of the Building and other portions of the Building for the connection of antennae, satellite dishes and similar telecommunications equipment; provided, however, that notwithstanding anything in the Lease or this Amendment to the contrary, Landlord shall retain the right to grant to tenants and other parties rights to access and use the roof for any reason, including, without limitation, the right to install, maintain and operate rooftop masts, antennae, satellite dishes and other telecommunications equipment, and to connect such equipment to any portion of the Building without entering into any agreement with Tenant and Tenant shall have no rights with respect thereto.

9. Tenant Parties. The Lease is hereby amended to reflect that the term “Tenant Parties” as defined in Section 6.4.2 of the Lease shall include WRR Subtenants.

10. Electricity. An electrical metering device (or electrical metering devices) in the WRR Space is or shall be installed by Landlord, at Tenant’s sole cost and expense, for measuring electrical consumption by the WRR Space.

11. Interruption of Services. Notwithstanding anything in the Lease to the contrary, in the event of an interruption of services (as described in Section 7.3 of the Lease), Tenant shall be entitled to an abatement of Rent only with respect to the portion of the Premises affected by the interruption.

12. Casualty. The Lease is hereby amended to delete “Premises” in the first sentence of Section 9.1.1 of the Lease and to substitute “Tenant Space” therefor.

13. Subordination and Attornment. The Lease is hereby amended (i) to add “and each WRR Subtenant” after “each MMR Subtenant” in the third, fourth and fifth sentences of Section 12.1 of the Lease, (ii) to add “and WRR Subtenant’s” after “MMR Subtenant’s” in the third sentence of Section 12.1 of the Lease, (iii) to add “and/or such WRR Subtenant” after “and/or such MMR Subtenant” in the third sentence of Section 12.1 of the Lease, and (iv) to add “and/or the obligations of any WRR Subtenant under any WRR Sublease” after “and/or the obligations of any MMR Subtenant under any MMR Sublease” in the fourth sentence of Section 12.1 of the Lease.

14. Access by Landlord. The Lease is hereby amended to add “and/or Retained WRR Leases” after “Retained MMR Leases” in the first sentence of Section 17.16 of the Lease.

15. Landlord’s Self-Help Right. The Lease is hereby amended to delete “Premises” in the third sentence of Section 15.4 of the Lease and substitute “Tenant Space” therefor.

16. Execution and Enforcement.

16.1 Authority. Landlord and Tenant each represent and warrant to the other that (i) it is fully authorized and has obtained all requisite corporate approvals to execute this Amendment and perform its obligations under the Lease as amended by this Amendment, (ii) its execution of this Amendment will not constitute a breach under any agreement to which it is a party, and (iii) it is not required to obtain the consent of any person or party prior to the execution of this Amendment (or if such consent is required, then it has obtained such consent).

16.2 Entire Agreement. The Lease, as amended by this Amendment, constitutes the entire and exclusive agreement between Landlord and Tenant relating to the Tenant Space, and each of the aforementioned documents may be altered, amended or revoked only by an instrument in writing signed by the party to be charged thereby. All prior or contemporaneous oral agreements, understandings and/or practices relative to the leasing or use of the Tenant Space are merged herein or revoked hereby.

16.3 Remainder of Lease to Continue in Effect. Except as amended by this Amendment, the Lease shall remain in full force and effect and is hereby ratified and confirmed by Landlord and Tenant. In the event of any conflict between the provisions of the Lease and the provisions of this Amendment, the provisions of this Amendment shall prevail.

16.4 Counterparts. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed an original, but all of which taken together shall constitute one and the same Amendment. This Amendment may be executed and delivered by facsimile or other electronic counterparts, each of which shall have the same validity as an original counterpart.

16.5 Exhibits. All exhibits attached hereto are incorporated herein by this reference:

Exhibit A – Depiction of WRR Space

Exhibit B – Additional Conduit Space

Exhibit C – Base Rent as of the Effective Date

Replacement Exhibit G-l – Tenant Expansion Rights (Specifications)

Replacement Exhibit K – Service Level

Replacement Exhibit Q – Threshold Amount

[signature page to follow]

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date first written above.

LANDLORD:

DIGITAL – BRYAN STREET PARTNERSHIP, L.P.,

a Texas limited partnership

By:	DRT – Bryan Street, LLC,
a Delaware limited liability company, its general partner

	By:	Digital Realty Trust, L.P.,
a Maryland limited partnership, its Member and Manager

		By:	Digital Realty Trust, Inc., a Maryland corporation, its General Partner

			By:	/s/ Glenn H. Benoist, Sr.
			Name:	Glenn H. Benoist, Sr.
			Title:	Vice President

TENANT:

TELX – DALLAS, LLC a Delaware limited liability company

By:	/s/ J. Todd Raymond
Name:	J. Todd Raymond
Its:	President

CONSENT

The undersigned hereby consents to the modifications contained herein and agrees that its guaranty attached as Exhibit “F” to the Lease shall remain in full force and apply to the Lease as modified hereby.

THE TELX GROUP, INC.,
a Delaware corporation

By:	/s/ J. Todd Raymond
Name:	J. Todd Raymond
Title:	President

EXHIBIT “C”

BASE RENT AS OF THE EFFECTIVE DATE

Period			Monthly Base Rent
Effective Date	to	11/30/2007	[***]
12/1/2007	to	11/30/2008	[***]
12/1/2008	to	11/30/2009	[***]
12/1/2009	to	11/30/2010	[***]
12/1/2010	to	11/30/2011	[***]
12/1/2011	to	11/30/2012	[***]
12/1/2012	to	11/30/2013	[***]
12/1/2013	to	11/30/2014	[***]
12/1/2014	to	11/30/2015	[***]
12/1/2015	to	11/30/2016	[***]
12/1/2016	to	11/30/2017	[***]
12/1/2017	to	11/30/2018	[***]
12/1/2018	to	11/30/2019	[***]
12/1/2019	to	11/30/2020	[***]
12/1/2020	to	11/30/2021	[***]
12/1/2021	to	11/30/2022	[***]
12/1/2022	to	11/30/2023	[***]
12/1/2023	to	11/30/2024	[***]
12/1/2024	to	11/30/2025	[***]
12/1/2025	to	11/30/2026	[***]

[***]	Information has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

REPLACEMENT EXHIBIT “G-l”

TENANT EXPANSION RIGHTS (SPECIFICATIONS)

1)	Ancillary space for the purpose of additional heat rejection equipment (20 Ton Unit) and necessary connecting conduits, in a location and pursuant to plans and specifications therefor, approved by Landlord, such approval not to be unreasonably withheld, conditioned or delayed.

2)	Masts:

•	Five (5) three foot masts on the roof that can support three (3) antennae per mast;

•

Six (6) antenna masts approximately 6” x 4” on the parapet of the Building. Mounting of antennas shall be located on the unistrut mounts around the interior of the parapet extending up to three feet (3’) above the top of the parapet; and

•

Five (5) rooftop masts not more than eight feet (8’) in total length and extending no more than six feet (6’) above the top of the parapet wall, four inches (4”) in diameter, and not more than the weight that Landlord shall determine, in its sole and absolute discretion, is appropriate for the roof.

REPLACEMENT EXHIBIT “K”

SERVICE LEVEL

A. Service Level for Current MMR Premises:

1. Electricity Consumption Threshold/Specifications:	400 KW

2. Target Battery Capacity:	Nine (9) minutes at full load

3. Back-up Generator:	One (1) 1300 KW shared Building generators are maintained by Landlord’s engineering staff. Back-up Power is included in all AC amperage usage.

4. HVAC Specs:	Eighty (80) total tons delivered by Liebert up flow air-cooled chilled water system. System is dedicated to Suites 2440 and maintained by Landlord’s engineering staff.

(a) Target Temperature:	Between 68 degrees Fahrenheit and 78 degrees Fahrenheit.

(b) Target Relative Humidity:	Between 45% and 55%.

5. Maximum Structural Load:	75 pounds of live load per square foot. Any cabinets, cages or partitions installed by Landlord shall be included in the calculation of the live load.

B. Service Level for WRR Space:

1. Electricity Consumption Threshold/Specifications:	Ten (10) KW

2. Target Battery Capacity: DC Plant	6 minutes

3. Back-up Generator:	One (1) 1300kW building generator.

4. HVAC Specs:	3 total tons

(a) Target Temperature:	Between 68 degrees Fahrenheit and 78 degrees Fahrenheit.

(b) Target Relative Humidity:	Between 45% and 55%.

5. Maximum Structural Load:	100 pounds of live load per square foot. Any cabinets, cages or partitions installed by Landlord shall be included in the calculation of the live load.